SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   February 20, 1997

CONTINENTAL AMERICAN TRANSPORTATION, INC.
         Exact name of Registrant as specified in charter)

Colorado                0-18729               84-1089599
(State or other       (Commission            (IRS employee
jurisdiction of       file number)           identification
incorporation                                       no.)


   495 Lovers Lane Road, Calhoun, Georgia          30701
--------------------------------------------------------
     (Address of principal executive office)     Zip Code

Registration telephone number, including area code: (706) 629-8682

Item 5.           Other Events.

                  On February 20, 1997, the Securities and Exchange Commission (the "Commission") informed Registrant that it would conduct a "full review" of its Post-Effective Amendment No. 1 to its registration statement, filed with the Commission on February 6, 1997 (the "Post-Effective Amendment"); the Post-Effective Amendment modified and amended Registrant's registration statement on Form S-3 originally filed with the Commission on July 25, 1996, as well as Pre-Effective Amendment No. 1 to such registration statement which was filed with the Commission on November 25, 1996 (collectively, the
                  "Registration Statement"). The Registration Statement was declared effective by the Commission on November 29, 1996, based upon Registrant's Board of Director's written certifications and acknowledgments to the Commission that included, among other things, its certification that it would not assert as a defense to any future Commission enforcement action the fact of the Commission's issuing an order of effectiveness for the Registration Statement.

                  The Registration Statement registered under the Securities Act of 1933, as amended (the "1933 Act") an aggregate of 2,068,441 shares of the Registrant's Common Stock underlying 14 Common Stock Purchase Warrants (the "Warrants"); also registered therein were (1) 300,000 Common Shares to accommodate conversions of 200,000 shares of Registrant's 10% Convertible Preferred Stock sold to Seatex AG, an entity based in Switzerland, pursuant to a certain Regulation S Offshore Securities Subscription Agreement, dated October 22, 1996, under the provisions of Regulation S promulgated under the 1933 Act and (2) an aggregate of 750,000 Common Shares on behalf of certain selling securityholders (the "Selling Securityholders").

                  In view of the notification by the Commission that it intended to conduct a "full review" of the Post-Effective Amendment, Registrant intends to inform all of the warrantholders whose common shares underlying their respective Warrants were included in the Registration Statement that Registrant will not permit any exercises to purchase any of the Common Shares underlying their Warrants until completion by the Commission of its full review. The Company shall also inform the warrantholders that it shall extend the warrant exercise periods set forth in their respective Warrants by an amount of time equal in duration to the time it takes the Commission to complete its full review of the Post-Effective Amendment. Registrant shall also notify the Selling Securityholders of these developments and advise them to immediately seek the advice of their respective attorneys before they proceed with any offers to sell or sales of their common shares included in the Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CONTINENTAL AMERICAN TRANSPORTATION, INC.



                             By: s/Erik Bailey
                                Erik Bailey, Vice President
                                and Chief Financial Officer

Dated:  February 21, 1997


                                       3




catform9.8-K